SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   December 13, 2012

CHINA NETWORK MEDIA INC.

(Exact name of registrant as specified in its charter)

Delaware	333-152539	32-0251358
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Room 205, Building A No. 1 Torch Road, High-Tech Zone Dalian, China	116023
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +86 (411) 3973-1515

METHA ENERGY SOLUTIONS INC.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03      Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year

On December 3, 2012, China Network Media Inc. (the “Company”) filed a Certificate of Amendment to its Articles of Incorporation (the “Amendment”) to change its name from “Metha Energy Solutions Inc.” to “China Network Media Inc.”. A copy of the Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1.

Item 8.01      Other Events

On December 12, 2012, the Company received approval from the Financial Industry Regulatory Authority (“FINRA”) for its name change. In connection with the name change, the Company’s trading symbol will change from “MGYS” to “CNNM” (the “Symbol Change”). The Company had previously filed a Certificate of Amendment to its Articles of Incorporation to change its name from “Metha Energy Solutions Inc.” to “China Network Media Inc.” as disclosed above in Item 5.03(the “Name Change”). The Name Change and Symbol Change will be reflected in the Company’s ticker symbol as of December 13, 2012.

Item 9.01      Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

3.1	Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

China Network Media Inc.

By:	/s/ HuiAn Peng
HuiAn Peng Chief Executive Officer

Dated: December 13, 2012